UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for use of the  Commission  Only (as  permitted  by Rule 14a
    6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-12

                               PARKE BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
    0-11.
    (1)  Title of each  class  of  securities  to which  transaction applies:


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         (2) Aggregate number of securities to which transaction applies:


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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):


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         (4) Proposed maximum aggregate value of transaction:


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         (5) Total fee paid:


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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

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         (2) Form, Schedule or Registration Statement No.:

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         (3) Filing Party:

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         (4) Date Filed:

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

                            PARKE BANCORP, INC. LOGO



March 29, 2007

Dear Fellow Shareholder:

         On behalf of the Board of Directors and management of Parke Bancorp, Inc., we invite you to attend our Annual Meeting of Shareholders to be held at The Terra Nova Restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 24, 2007, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but it will assure that your vote is counted if you are unable to attend the meeting.

                                   Sincerely,

                                   /s/ Vito S. Pantilione

                                   Vito S. Pantilione
                                   President and Chief Executive Officer

                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2007
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Parke Bancorp, Inc. will be held at The Terra Nova Restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 24, 2007, at 10:00 a.m. for the following purposes:

         1.       To elect ten directors;

         2. To ratify the appointment of McGladrey & Pullen, LLP as our independent auditor for the fiscal year ending December 31, 2007; and

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company's bylaws, the Board of Directors has fixed the close of business on March 22, 2007, as the record date for determination of the shareholders entitled to vote at the Annual Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE ANNUAL MEETING.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                           /s/ David O. Middlebrook

                                           David O. Middlebrook
                                           Corporate Secretary

Washington Township, New Jersey
March 29, 2007

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IMPORTANT:  THE  PROMPT  RETURN OF PROXIES  WILL SAVE US THE  EXPENSE OF FURTHER
REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

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                                 PROXY STATEMENT
                                       OF
                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
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                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2007
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                                     GENERAL
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Parke Bancorp, Inc., the bank holding company of Parke Bank, a New Jersey chartered commercial bank, to be used at an Annual Meeting of Shareholders to be held at The Terra Nova, 590 Delsea Drive, Washington Township, New Jersey, on April 24, 2007, at 10:00 a.m.. The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to shareholders on or about March 29, 2007.

     At the Annual Meeting, shareholders will consider and vote upon (i) the election of ten directors of the Company and (ii) the ratification of the appointment of McGladrey & Pullen, LLP as the Company's independent auditor for the fiscal year ending December 31, 2007.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournment thereof.


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                           VOTING AND PROXY PROCEDURES
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WHO CAN VOTE AT THE ANNUAL MEETING

     You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $.10 par value (the "Common Stock"), as of the close of business on March 22, 2007 (the "Record Date"). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 2,873,860 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

VOTING BY PROXY

     The Board of Directors is sending you this Proxy Statement for the purpose of requesting that you allow your shares of Common Stock to be represented at the Annual Meeting by the persons named in the enclosed Proxy Card. All shares of Common Stock represented at the Annual Meeting by properly executed and dated proxies will be voted according to the instructions indicated on the Proxy Card. If you sign, date and return the Proxy Card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITS NOMINEES FOR DIRECTOR AND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS OUR INDEPENDENT AUDITORS.

     If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Proxy Card will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Proxy Card on the new Annual Meeting dates as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.

     You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must advise the Company's Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, or attend the Annual Meeting and vote your shares in person. Attendance at the Annual Meeting will not in itself revoke your proxy.

     If you hold your Common Stock in "street name," you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

VOTE REQUIRED

     The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote is represented at the Annual Meeting. If you return a valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

     In voting on the election of a director, you may vote in favor of the nominee or withhold votes as to the nominee. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

     In voting to ratify the appointment of McGladrey & Pullen LLP as our independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.


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                      PRINCIPAL HOLDERS OF OUR COMMON STOCK
--------------------------------------------------------------------------------

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports regarding their ownership with the Securities and Exchange Commission. A person is the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power over the shares or has the right to acquire beneficial ownership of the shares at any time within 60 days from the Record Date. The following table sets forth information as of the Record Date with respect to the persons or groups known to the Company to beneficially own more than 5% of the Common Stock as well as directors and executive officers as a group.


NAME AND ADDRESS                                AMOUNT AND NATURE OF                     PERCENT OF
OF BENEFICIAL OWNER                             BENEFICIAL OWNERSHIP              COMMON STOCK OUTSTANDING
-------------------                             --------------------              ------------------------
Banc Fund V L.P. and Banc Fund VI L.P.              242,392 (1)                             8.43%
208 S. LaSalle Street
Chicago, IL  60604

Jeffrey H. Krpiitz                                  194,866 (2)                             6.78%
C/o Parke Bancorp, Inc.
601 Delsea Drive
Washington, Township, NJ  08080

Directors and Executive Officers                  1,419,739                                49.40%
  As a Group (16 persons)

------------
(1) This information is based solely on Schedule 13G, dated February 13, 2007, filed with the Securities and Exchange Commission by Banc Fund V L.P. and Banc Fund VI L.P. According to the Schedule 13G, Charles J. Moore, the controlling person of each of Banc Fund V L.P. and Banc Fund VI L.P., exercises sole voting and dispositive power with respect to all of these shares.
(2) This information is based solely on information as of March 22, 2007 provided to the Company by Mr. Kripitz, a director of the Bank. Includes 22,797 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date and 9,000 options.


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                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Board of Directors currently consists of three members divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by our shareholders for staggered three-year terms, or until their successors are elected and qualified. In connection with the Annual Meeting, the Board of Directors has approved increasing the size of the Board to 12 members and has nominated the nine individuals who currently serve on the Board of Directors of the Bank but not on the Board of the Company to become directors as well. A total of ten directors will be elected at the Annual Meeting consisting of the nine new nominees and one individual currently serving on the Board of Directors of the Company whose term expires in 2007. These directors will be elected for varying one, two or three year terms so that the three classes of directors will be as nearly equal as possible in size.

     It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominees for the terms indicated. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The following table sets forth for the nominees, the directors continuing in office and certain executive officers: name, age, the year the individual first became a director or officer of the Company, the term of office and the number and percentage of shares of common stock beneficially owned by each of them as of the Record Date.

                                      AGE AT       YEAR FIRST      TERM OF        SHARES OF COMMON         PERCENT
                                   DECEMBER 31,    ELECTED OR      OFFICE        STOCK BENEFICIALLY          OF
NAME                                   2006        APPOINTED       EXPIRES            OWNED(1)              CLASS
----                                   ----        ---------       -------            --------              -----
                                      BOARD NOMINEES FOR TERM TO EXPIRE IN 2008

Thomas Hedenberg                        62            N/A            N/A                69,942(2)           2.43%
Richard Phalines                        64            N/A            N/A               110,354(3)           3.84%
Ray H. Tresch                           69            N/A            N/A                94,735(4)           3.30%

                                      BOARD NOMINEES FOR TERM TO EXPIRE IN 2009

Vito S. Pantilione                      55            N/A            N/A               181,325(5)           6.31%
Arret F. Dobson                         35            N/A            N/A               102,832(6)           3.58%
Anthony J. Jannetti                     69            N/A            N/A               116,608(7)           4.06%

                                      BOARD NOMINEES FOR TERM TO EXPIRE IN 2010

Fred G. Choate                          61            2005          2007                12,792(8)             *
Jeffrey H. Kripitz                      55            N/A            N/A               194,866(9)           6.78%
Jack C. Sheppard, Jr.                   53            N/A            N/A               113,672(10)          4.27%
Edward Infantolino                      59            N/A            N/A               106,934(11)          3.72%

                                            DIRECTORS CONTINUING IN OFFICE

Celestino R. Pennoni                    69            2005          2008               166,789(12)          5.80%
Daniel J. Dalton                        57            2005          2009                80,666(13)          2.81%

                                       EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

David O. Middlebrook
   Senior Vice President                48            N/A            N/A                32,044(14)          1.12%
Robert A. Kuehl
   Senior Vice President, Chief
   Financial Officer                    59            N/A            N/A                 2,000(15)            *
Elizabeth A. Milavsky
    Senior Vice President               55            N/A            N/A                22,240(16)            *
Paul E. Palmieri
    Senior Vice President               48            N/A            N/A                11,940(17)            *

___________
*    Less than 1%
(1) Includes shares of Common Stock held directly, as well as by spouses or minor children, in trust and other indirect beneficial ownership.
(2) Includes 10,200 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(3) Includes 9,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 39,602 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(4) Includes 9,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 584 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(5) Includes 93,037 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 40,387 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.

                                       4

(6) Includes 9,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 43,718 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(7) Includes 9,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 30 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(8) Includes 12,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(9) Includes 9,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 22,797 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(10) Includes 9,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(11) Includes 9,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 40,867 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(12) Includes 16,900 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 44,035 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(13) Includes 12,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date and 12,600 shares of Common Stock which may be acquired pursuant to the exercise of warrants within 60 days of the Record Date.
(14) Includes 28,524 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(15) Includes 2,000 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(16) Includes 16,320 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.
(17) Includes 11,040 shares of Common Stock which may be acquired pursuant to the exercise of options within 60 days of the Record Date.

BIOGRAPHICAL INFORMATION

     Set forth below is the business experience for the past five years of each of the directors and executive officers of the Company.

NOMINEES FOR DIRECTOR:

     Thomas Hedenberg. Mr. Hedenberg is Vice-Chairman of the Bank. From 1969 to the present, Mr. Hedenberg has been a builder and land developer, developing numerous residential, commercial and industrial projects. Some of his projects include Hollydell Business Park, Glassboro Business Park, Bunker Hill Medical Center, Wedgewood Village Shopping Center and Point Plaza Shopping Center. He has also developed and is a general partner in the Hollydell Ice Arena. His current projects include the Parke Place Community where the Bank has its main offices and development of office and retail buildings and age-restricted apartments at the Riverwinds Community in West Deptford, New Jersey.

     Richard Phalines. Mr. Phalines has been the co-owner of Concord Truss Company since 1982. Mr. Phalines is currently chairman of the local Planning Board in Woodbury Heights.

     Ray H. Tresch. Mr. Tresch has been the owner, President and Chief Executive Officer of Redy Mixt Konkrete in Woodbury, New Jersey for over forty-five years. He is also the President and Chief Executive Officer of Woodbury Cement Products in Woodbury, New Jersey. Mr. Tresch is also a real estate developer in numerous projects in Gloucester County, New Jersey. He is also currently the Secretary, Treasurer and partner of Gibbsboro Block in Voorhees, New Jersey, and the managing director and general partner of Hollydell Ice Arena. Mr. Tresch is also a general partner in the development of professional office buildings, retail commercial buildings, and age-restricted condominiums and apartments in Gloucester County, New Jersey.

     Vito S. Pantilione. Mr. Pantilione has served as the Company's President and Chief Executive Officer since its formation in 2005. From the time of the Bank's formation in 1998, Mr. Pantilione has served as the President and Chief Executive Officer and a director of the Bank. Mr. Pantilione previously was the president and owner of Eagle Valley, a diversified mortgage company located in Philadelphia, Pennsylvania. From 1991 to 1994, he was employed as president of First Commercial Bank of Philadelphia. In addition, he previously was the president and owner of Interstate Mortgage Management, a mortgage brokerage company located in South Jersey, and was the executive vice president of First Federal Savings of Hammonton. Mr. Pantilione also serves as a member of the foundation board of directors of the Rowan University Business College.

     Arret Dobson. From 1989 to the present, Mr. Dobson has been a builder and land developer, developing numerous residential and commercial projections. Mr. Dobson is president of, and has an ownership interest in, the White Oaks Country Club located in Newfield, New Jersey, and the Riverwinds Tennis Center and Golf Club located in West Deptford Township, New Jersey.

     Anthony J. Jannetti. Mr. Jannetti is president of Anthony J. Jannetti, Inc., a national health care marketing, communications, publishing and management firm located in Pitman, New Jersey. Mr. Jannetti currently serves on the Board of Trustees of the Education Foundation, the Samaritan Foundation, the Nursing Economic Foundation and the Foundation of the National Student Nurses Association. He is also an Honorary Member of the American Nephrology Nurses' Association, National Student Nurses' Association, National Association of Orthopedic Nurses, National Association of Pediatric Nurse Associates and Practitioners and The Oncology Nursing Society. Mr. Jannetti is also a member of The American Society of Association Executives, The Health Care Marketing and Communications Counsel and The Professional Convention and Management Association.

     Fred G. Choate. Mr. Choate is the President and controlling shareholder of Greater Philadelphia Venture Capital Corporation, a position he has held since 1997. From 1987 to 1997, Mr. Choate was a principal in Sandhurst Company, a venture capital fund. Mr. Choate is a director of Escalon Medical Corp. (Nasdaq:
ESMC), a company that develops, markets and distributes ophthalmic diagnostic, surgical and pharmaceutical products and other medial devices. Mr. Choate has also served on the audit committee of the board of directors of another financial institution.

     Jeffrey H. Kripitz. Mr. Kripitz is the owner and operator of Jeff Kripitz Agency in Northfield, New Jersey. He specializes in employee benefits such as life, health and long term care insurance for businesses and individuals. He was an advisory board member of Premium Federal Savings Bank. He has been a member of the Board of Directors of Linwood Golf and Country Club for 15 years. He was recently a division chairman for the Jewish Community Center Capital Campaign and previously was Chairman of Beth Israel Synagogue Capital Campaign.

     Jack C. Sheppard, Jr. From 1983 to 2004, Mr. Sheppard was Vice President and Treasurer of Storrie, Budd & Jones Agency, Inc., providing a full range of insurance products. He is currently an Executive Vice President with Bollinger Insurance in Moorestown, New Jersey. Mr. Sheppard is the Chairman of the Board of Trustees of Underwood Memorial Hospital Foundation. He currently serves on the Board of Trustees of Newport Behavioral Health Care, The Abilities Center for Southern New Jersey, Planning Chair at the Gloucester County Human Services Advisory Council and the Gloucester County United Way. Mr. Shepard is a life member of the American Insurance Marketing & Sales Society and a member of the Board's strategic planning committee.

          THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
                         ELECTION OF THE ABOVE NOMINEES

CONTINUING DIRECTORS:

     Celestino R. ("Chuck") Pennoni. Mr. Pennoni is currently Chairman of the Board of Directors of the Company and the Bank. From 1966 to the present, Mr. Pennoni has been Chairman and Chief Executive Officer of Pennoni Associates, a consulting engineering firm headquartered in Philadelphia with over 800 employees in 22 offices in the northeastern United States, a firm founded by Mr. Pennoni in 1966. He is also past Chairman of the Board of Trustees and past President of Drexel University, where he earned a Bachelors of Science and Master of Sciences degrees in civil engineering and was awarded an honorary doctorate. Mr. Pennoni is also past President of The American Society of Civil Engineers, the accreditation board for engineering and technology, and The
United Engineering Trustees. He is also a member of the National Academy of Engineering and is a licensed professional engineer.

     Daniel J. Dalton. Mr. Dalton is president of Dalton Insurance Agency, LLC located in Glassboro, New Jersey. From 1992 to 1994, Mr. Dalton served as the 26th Secretary of the State of New Jersey. From 1979 to 1992, Mr. Dalton served in the New Jersey State Legislature.

     Dr. Edward Infantolino. Dr. Infantolino is President of Ocean Internal Medicine Associates, P.A. and has practiced as an internist in both Atlantic City and Somers Point, New Jersey since 1977. He is also a long-standing member of the New Jersey and Atlantic County Medical Societies as well as a member of the National Association of Realtors, the New Jersey Association of Realtors and Atlantic City and County Board of Realtors. Dr. Infantolino is also the owner and principal broker of Keyland Real Estate in Celebration, Florida.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

     David O. Middlebrook. Mr. Middlebrook has served as the Company's Senior Vice President since its formation in 2005. Mr. Middlebrook is the Senior Vice President, Senior Loan Officer and Corporate Secretary of the Bank. He has over twenty-six years experience in the commercial banking industry with a focus on commercial lending. Mr. Middlebrook also serves as treasurer of the board of directors for The Arc of Atlantic County, a non-profit entity that supports the developmentally disabled.

     Robert A. Kuehl. Mr. Kuehl joined the Company in November 2006 as Senior Vice President and Chief Financial Officer. Prior to accepting his position with the Company, from 2005 to 2006, Mr. Kuehl was an independent financial consultant who provided financial and project consulting to small companies and nonprofit organizations. Prior to such time, during 2004, Mr. Kuehl was Senior Vice President and Chief Financial Officer of Western Ohio Corporation, a community bank holding company located in Springfield, Ohio, and during 2003, Chief Financial Officer of Superior Financial Corp., a regional financial institution located in Little Rock, Arkansas. From 2000 to 2002, Mr. Kuehl was also Executive Vice President and Chief Financial Officer of Main Street Bancorp, a community bank holding company located in Reading, Pennsylvania, and from 1998 to 2000, Senior Vice President and Controller of WSFS Financial Corporation, a savings and loan holding company located in Wilmington, Delaware. Mr. Kuehl has also held various other positions throughout his career similar to those set forth above.

     Elizabeth A. Milavsky. Ms. Milavsky joined the Bank in 2004 as Senior Vice President responsible for administration of the Bank's retail branch network, human resources and compliance. From 1982 to 2004, Ms. Milavsky was employed by Roxborough Manayunk Bank in Philadelphia, Pennsylvania as Senior Vice President of Operations. Her responsibilities included Electronic Banking,

Information Technology, Retirement and Check Processing Departments, as well as the operations of the retail branch network.

     Paul E. Palmieri. Mr. Palmieri is Senior Vice President of the Philadelphia Region and joined the Bank in 2004. He has more than twenty-five years of banking and accounting experience in the Philadelphia area. Prior to joining the Bank, he was a Vice President of Commercial Loan Officer at Republic First Bank in Philadelphia, Pennsylvania from 1996 to 2004. Mr. Palmieri was an Assistant Vice President and Commercial Banker at Regent Bank in Philadelphia from 1993 to 1996.


--------------------------------------------------------------------------------
                              CORPORATE GOVERNANCE
--------------------------------------------------------------------------------

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that Directors Choate and Dalton are independent in accordance with the requirements of Nasdaq regulations and that Director Pennoni is not independent in accordance with those requirements due to a real estate transaction involving the Bank's main office and a branch office that occurred in 2003. Nonetheless, the Board of Directors believes that Director Pennoni is an effective member of the committees and that his membership on the committees is in the best interests of the Company and its shareholders. All three members serve on the Audit Committee, the Compensation Committee and the Nominating Committee. The Board of Directors has determined that Mr. Choate is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission.

DIRECTOR ATTENDANCE

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the year ended December 31, 2006, the Board of Directors met a total 11 times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he served during the year ended December 31, 2006.

COMMITTEES OF THE BOARD OF DIRECTORS

     NOMINATING COMMITTEE. The nominating committee consists of Directors Choate, Dalton and Pennoni. The Nominating Committee met one time during the fiscal year ended December 31, 2006. The Board of Directors has adopted a written nominating committee charter for the Nominating Committee, a copy of which was attached as an appendix to the proxy statement for the 2006 annual meeting. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board's nominees for election. There is no difference in the manner in which persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

     To be considered in the selection of Board nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered. The Board believes potential directors should be knowledgeable about the business activities and market areas in which the Company engages.

     COMPENSATION COMMITTEE. The Compensation Committee is comprised of Directors Choate, Dalton and Pennoni. The Committee met one time during the 2006 fiscal year. The Compensation Committee has not adopted a written charter. The Committee uses financial performance of the Company relative to targeted goals and industry performance as well as the specific goals of the executive officers against annual goals as the primary consideration for compensation. The Committee also considers compensation in the marketplace for consideration of executive compensation. The Committee uses peer comparison to other financial institutions in considering director compensation and considers meetings attended, both full board and committee meetings, as the primary factor for compensation. Specifically, the board now targets director fees at the 75th percentile against peer comparisons in arriving at director compensation.

     AUDIT COMMITTEE. The Audit Committee is comprised of Directors Choate, Dalton and Pennoni. The Committee met eight times in fiscal year 2006. The Board of Directors has adopted a written audit committee charter for the Audit Committee, a copy of which was attached as an appendix to the proxy statement for the 2006 annual meeting.

     AUDIT COMMITTEE FINANCIAL EXPERT. The Board of Directors has determined that Fred G. Choate is an Audit Committee "financial expert" as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities and Exchange Commission. Mr. Choate would be considered an independent director, under the rules of The Nasdaq Stock Market including the specific independence requirements for audit committee members.

     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. No member of our Compensation Committee is or formerly was an officer or employee of the Company. During 2006, none of our executive officers served on the Compensation Committee (or equivalent), or the Board of Directors, of another entity whose executive officer or officers served on our Compensation Committee or Board.

SHAREHOLDER COMMUNICATIONS

     The Board of Directors does not have a formal process for shareholders to send communications to the Board. In view of the infrequency of shareholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from shareholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of shareholders. All of the Board's members attended the 2006 annual meeting of shareholders.


--------------------------------------------------------------------------------
                      COMPENSATION DISCUSSION AND ANALYSIS
--------------------------------------------------------------------------------

     The Company's mission is to provide quality customer service in the markets served while operating in a cost effective and profitable manner that provides long term shareholder value. To this end, the compensation awarded to the Company's employees and in particular, the Chief Executive Officer and the Executive Management Team, are critical to achieving this mission.

     The compensation and benefits of Parke Bancorp are primarily driven by the need to attract, retain and motivate talented individuals who will support, facilitate and enhance the growth of the organization while also contributing to its profitability and resulting increase in long-term shareholder value. It is critical that the compensation program reflects the need to compete for talented individuals within the financial services industry and to retain existing employees. In addition, given the recent and expected future growth of the Company, it is important that the compensation program provides adequate incentives for superior performance through the existence of both short-term and long-term incentive programs. The compensation program is therefore intended to serve the needs of continuing the successful financial performance of the Company and will continually be monitored and revised as required to compete effectively for talented individuals.

     The Compensation Committee considers the following factors in reviewing compensation for the Chief Executive Officer and the Senior Management Team:

     o The overall level of profitability of the company, the return on equity, and loan and deposit growth;

     o    The performance of individuals based on specific annual goals;

     o The profitability of the company as compared to other comparably sized community banks;

     o    And management discretion for consideration of other factors.

In addition, the Compensation Committee uses an SNL Financial "Executive Compensation Review" to confirm that the Senior Executive compensation was within the 75th to 90th percentile range.

     The various components of compensation are as follows:

     1) Base salary, which focuses on attracting and retaining employees and therefore is designed to be competitive with the marketplace. Mr. Pantilione's salary was increased from $225,000 in 2005 to $250,000 in 2006 in recognition of the company's financial performance and peer compensation analysis. The remaining named executives received compensation increases primarily based upon the company's financial performance and their specific performance during 2006.

     2) Annual bonuses that are designed to recognize the Company's financial performance as well as the individual employee's specific performance within each fiscal year. All employees currently participate in the annual bonus program with correspondingly higher percentage payouts for senior managers, who also have more specific goals relating to their individual performance and the impact on the Company's financial success. Mr. Pantilione's bonus for 2006 was based upon his specific performance and the Company's financial performance and was paid out at 50% of his salary, which is the maximum allowed under his contract. Bonuses for the remaining named executives were based upon the Company's financial performance and achievement of the named executives' goals during 2006.

     3) Long-term incentives, which primarily consist of stock options, are awarded to senior and mid-level managers as a means to retain key employees as well as to reward performance that has or will lead to the long-term success of the Company. During 2006 stock option grants were below the level of prior years due, in part, to the requirement of expensing stock options under FAS 123R. The options granted to Mr. Kuehl were part of his recently negotiated compensation package.

     4) Supplemental Executive Retirement Plan (SERP), which provides for post retirement payments commencing at age 60 for executives based upon prior annual compensation, is offered to key employees and is designed primarily as a retention measure. The Company plans to review the SERP Plan in 2007 for inclusion of additional executives.

     5) Change in control plans have been utilized in a limited manner by the Company, in recognition of the ongoing consolidation within the banking industry and the potential impact on the executive management team, the Company may find it important to implement programs that give greater economic security to members of the management team that face the risks of termination of employment following a merger transaction. The goal will be to protect existing and new key employees from potential loss of employment and allow those individuals to continue to focus on the growth and profitability of the Company. This is also necessary as the Company continues to expand since this benefit is fairly common within the industry for senior level employees.


--------------------------------------------------------------------------------
                          COMPENSATION COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with Management. Based on foregoing review and discussions, the Compensation Committee recommended to the Board of Directors that the foregoing Compensation Discussion and Analysis be included in this proxy statement.

                                       COMPENSATION COMMITTEE
                                       Fred G. Choate
                                       Daniel J. Dalton
                                       Celestino R. Pennoni

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and non-cash compensation awarded to or earned during the last fiscal year by our principal executive officer, principal financial officer and each other executive officer whose total compensation (excluding compensation attributable to changes in pension value and non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2006 exceeded $100,000 for services rendered in all capacities to Parke Bancorp, Inc. and Parke Bank.



                                                                                                        NON-EQUITY
                                                                              STOCK       OPTION      INCENTIVE PLAN
NAME AND PRINCIPAL POSITION              YEAR      SALARY        BONUS      AWARDS(1)    AWARDS(1)     COMPENSATION
--------------------------------------- -------- ------------ ------------ ------------ ------------ ----------------
Vito S. Pantilione                       2006       $248,077     $112,500      $0               $0          $0
President and Chief Executive Officer

Robert A. Kuehl                          2006        $12,980           $0      $0          $15,731          $0
Chief Financial Officer

Ernest D. Huggard                        2006       $137,687      $10,000      $0               $0          $0
Former Chief Financial Officer

David O. Middlebrook                     2006       $115,154      $22,500      $0               $0          $0
Senior Vice President, Senior
Loan Officer and Corporate
Secretary

Elizabeth Milavsky                       2006       $108,846      $25,000      $0               $0          $0
Senior Vice President

Paul E. Palmieri                         2006       $113,769      $15,000      $0               $0          $0
Senior Vice President


                                           CHANGE IN PENSION
                                               VALUE AND
                                              NONQUALIFIED
                                                DEFERRED
                                              COMPENSATION         ALL OTHER
NAME AND PRINCIPAL POSITION                   EARNINGS(2)       COMPENSATION(3)      TOTAL
---------------------------------------    ------------------- ------------------ -------------
Vito S. Pantilione                                $200,783           $37,584       $598,944
President and Chief Executive Officer

Robert A. Kuehl                                         $0              $400        $29,111
Chief Financial Officer

Ernest D. Huggard                                       $0(4)        $13,538       $161,225
Former Chief Financial Officer

David O. Middlebrook                               $93,970           $10,250       $232,258
Senior Vice President, Senior
Loan Officer and Corporate
Secretary

Elizabeth Milavsky                                      $0           $12,884       $146,730
Senior Vice President

Paul E. Palmieri                                        $0           $10,548       $139,317
Senior Vice President

_______________
(1) The Black-Scholes option pricing model was used to estimate the fair value of stock-based awards.
(2)  The amounts shown are attributable to a change in pension value.
(3)  All other compensation consists of the following:

                                             IRA
                                           ACCOUNT
                                         ----------
         Vito S. Pantilione                $4,400
         Robert A. Kuehl                        0
         Ernest D. Huggard                  2,318
         David O. Middlebrook               2,766
         Elizabeth Milavsky                 2,694
         Paul E. Palmieri                   2,586

In addition to the IRA benefit noted above in all other compensation, Mr. Pantilione also received an automobile benefit of $26,214 for the past fiscal year.

(4) The pension value for Mr. Huggard declined by $150,930 due to his termination in November 2006.

     GRANTS OF PLAN-BASED AWARDS. The following tables set forth certain information with respect to plan-based awards granted to the Named Executive Officers.



                                         ESTIMATED FUTURE PAYOUTS
                                        UNDER NON-EQUITY INCENTIVE       ESTIMATED FUTURE PAYOUTS UNDER
                                                PLAN AWARDS               EQUITY INCENTIVE PLAN AWARDS
                                     ---------------------------------- ---------------------------------
                          GRANT      THRESHOLD    TARGET     MAXIMUM    THRESHOLD   TARGET     MAXIMUM
NAME                      DATE          ($)        ($)         ($)         (#)        (#)        (#)
------------------------- ---------- ----------- --------- ------------ ----------- -------- ------------

Vito S. Pantilione
Robert A. Kuehl           11-20-06
Ernest D. Huggard
David O. Middlebrook
Elizabeth Milavsky
Paul  E. Palmieri
                                                 ALL OTHER
                              ALL OTHER        OPTION AWARDS:    EXERCISE OF    GRANT DATE
                            STOCK AWARDS:        NUMBER OF       BASE PRICE     FAIR VALUE
                           NUMBER OF SHARES      SECURITIES       OF OPTION      OF STOCK
                          OF STOCK OR UNITS      UNDERLYING        AWARDS       AND OPTION
NAME                             (#)            OPTIONS (#)        ($/SH)         AWARDS
------------------------- ------------------- ----------------- -------------- --------------

Vito S. Pantilione                                      0
Robert A. Kuehl                                     8,000          $19.00         $58,080
Ernest D. Huggard                                       0
David O. Middlebrook                                    0
Elizabeth Milavsky                                      0
Paul  E. Palmieri                                       0

The estimated future payouts of options shown in the table above assume that all options granted in 2006, which have an exercise price of $19.00 per share, ultimately vest by December of 2009. The grant date fair value represents the number of options granted times the grant date fair value of $7.26 per share, which was calculated using the Black-Scholes option pricing model.

     OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END. The following table sets forth information concerning outstanding equity awards of the Named Executive Officers at fiscal year end, as well as the value of such awards held by such persons at the end of the fiscal year.

                                                                           OPTION AWARDS
                          ----------------------------------------------------------------------------------------------------
                                                                        EQUITY INCENTIVE
                                NUMBER OF                              PLAN AWARDS: NUMBER
                               SECURITIES       NUMBER OF SECURITIES      OF SECURITIES
                               UNDERLYING            UNDERLYING            UNDERLYING
          NAME             UNEXERCISED OPTIONS   UNEXERCISED OPTIONS  UNEXERCISED UNEARNED  OPTION EXERCISE  OPTION EXPIRATION
                               EXERCISABLE          UNEXERCISABLE            OPTIONS             PRICE            DATE
------------------------------------------------------------------------------------------------------------------------------
Vito S. Pantilione               93,037                   -                                        $ 8.67         2015
Robert A. Kuehl                   2,000               6,000(1)                                      19.00         2016
Ernest D. Huggard                38,028                   -                                         10.30         2007
David O. Middlebrook             28,524                   -                                         11.27         2015
Elizabeth Milavsky               16,320                   -                                         16.64         2015
Paul E. Palmieri                 11,040                   -                                         16.03         2015
Palmieri

___________
(1)      Unvested options will vest over the next three years (2,000 per year) upon anniversary of grant date.

     OPTION EXERCISES AND STOCK VESTED. There were no exercises of options or stock awards during the last fiscal year for the Named Executive Officers.

     PENSION BENEFITS. The following table provides information with respect to each defined benefit pension plan in which a Named Executive Officer may receive payments or other benefits at, following, or in connection with retirement.

                                                                         PRESENT
                                                       NUMBER OF        VALUE OF         PAYMENTS
                                                     YEARS CREDITED    ACCUMULATED      DURING LAST
NAME                              PLAN NAME             SERVICE          BENEFIT        FISCAL YEAR
--------------------------- ----------------------- ----------------- --------------- -----------------

Vito S. Pantilione          Supplemental Executive        8.0           $750,443            $0
                            Retirement Plan
Robert A. Kuehl             Supplemental Executive         0                   0             0
                            Retirement Plan
Ernest D. Huggard           Supplemental Executive        8.0                  0             0
                            Retirement Plan
David O. Middlebrook        Supplemental Executive        7.0            195,487             0
                            Retirement Plan
Elizabeth A. Milavsky       Supplemental Executive         0                   0             0
                            Retirement Plan
Paul E. Palmieri            Supplemental Executive         0                   0             0
                            Retirement Plan

Mr. Huggard left the Company in November 2006 and therefore is no longer entitled to benefits under the defined benefit pension plan shown above. Mr. Kuehl, Ms. Milavsky and Mr. Palmieri are not participants in the defined benefit pension plan shown in the table above and therefore have no accumulated benefit.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN ("SERP"). The Bank implemented a SERP program effective January 1, 2003. Vito S. Pantilione, President and David
O. Middlebrook, Senior Vice President, are each participants in the SERP. Under the SERP, retirement benefits are payable to such participant commencing upon retirement after attainment of age 60 at the rate of 50% of their highest base salary paid while an employee of the Bank for the remainder of their life. If such retirement benefit payments are made for less than ten years, a survivor benefit will continue to be paid for the balance of such ten year period. Such benefits are in addition to any social security benefits. Upon a change of control of the Bank prior to the date of retirement of a participant, all benefits shall be deemed earned and non-forfeitable as if such participant had attained his or her retirement date at age 60. A participant may elect to retire after age 55 and such benefits payable shall be actuarially reduced to reflect the earlier payment commencement date. If a participant dies prior to age 60 while employed by the Bank, a survivor benefit will be paid equal to 100% of the participant's highest salary for one year and 50% of such salary for four additional years. Benefits under the plan may be paid in the form of a lump-sum on an actuarially equivalent basis. For the year ended December 31, 2006, the Bank had total accrued plan expense of $230,401 with respect to benefits payable under the SERP. Benefits under the SERP will be a tax deductible expense to the Bank at the time that actual benefit payments are made. The Bank has invested in various life insurance agreements (commonly known as BOLI, for bank-owned life insurance) with policy proceeds payable to the Bank in the event of the death of plan participants. Such insurance proceeds and earnings related to such investments are anticipated to exceed any plan costs related to benefit payments.

     NONQUALIFIED  DEFERRED   COMPENSATION.   The  Company  does  not  have  any
non-qualified deferred compensation arrangements.

     POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL. The Named Executive Officers are parties to various agreements that provide for payments in connection with any termination of their employment. The following table shows the payments that would be made to the Named Executive Officers at, following or in connection with any termination of their employment in the specified circumstances as of the last business day of the last fiscal year.

                                                              INVOLUNTARY                  CHANGE-IN-
                      VOLUNTARY      EARLY        NORMAL     NOT FOR CAUSE   FOR CAUSE      CONTROL
NAME AND PLAN       TERMINATION(1)RETIREMENT(2)RETIREMENT(2)TERMINATION(3)  TERMINATION  TERMINATION(3) DISABILITY(4) DEATH(5)
--------------------------------- ------------ ------------ --------------- ------------ -------------- ------------ ----------
Vito S. Pantilione    $250,000      $73,116      $146,232     $1,125,000        $0        $1,125,000     $250,000    $695,000

Robert A. Kuehl           0            0            0              0             0             0             0        200,000

Ernest D. Huggard         0            0            0              0             0             0             0           0

David O. Middlebrook      0            0            0              0             0             0             0        200,000

Elizabeth Milavsky        0            0            0              0             0             0             0        200,000

Paul E. Palmieri          0            0            0              0             0             0             0        200,000

____________
(1) The payment represents the annual amount payable to the executive for a minimum of 2 years and a maximum of 3 years.
(2) Early retirement payments and normal retirement payments represent eligible annual payments under the SERP Plan for ages 55 and 60, respectively.
(3) These payments represent a maximum lump sum payment to the named executive upon termination of their contract.
(4) The disability payment includes insurance disability as well as Company compensation on an annual basis for the remainder of the named executive's term of employment contract (minimum of 2 years up to a maximum of 3 years).
(5) Death benefits represent total life insurance payments that would be paid out to the named executive's heirs.

     EMPLOYMENT AGREEMENTS. The Bank has entered into an employment agreement with Mr. Pantilione. Mr. Pantilione's base salary under the employment agreement for the year ended December 31, 2006 was $250,000. Mr. Pantilione's employment agreement has a term of three years that is automatically extended for one year on January 1st of each year, unless notice of termination of the automatic extension is given in accordance with the terms of the employment agreement. The employment agreement may be terminated by the Bank for "cause" as defined in the agreement. If the Bank terminates Mr. Pantilione's employment without just cause, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement. The employment agreement contains a provision stating that after Mr. Pantilione's employment is terminated in connection with any change in control, he will be paid a lump sum amount equal to the balance of the annual compensation due under the agreement plus an amount equal to 3.0 times the highest rate of bonus awarded to him during the three years prior to such termination. If payment had been made under the agreement as of December 31, 2006, the payment to Mr. Pantilione would have equaled approximately $1,125,000. The employment agreement also grants the right of the employee, within six months following a termination without cause or a voluntary termination by the employee for good reason, to require the Company to repurchase all of the employee's shares of Common Stock, warrants and options of the Company then owned by the employee at the closing price of such stock on the business day immediately preceding the date of notice of the employee's exercise of this right. The employment agreement also contains an agreement not to compete with the Bank which restricts certain post-employment activities of the employee within the Counties of Gloucester, Camden, Salem or Cumberland, New Jersey, for two years following termination of employment with the Bank.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

     Set  forth  below  is  a  table   providing   information   concerning  the
compensation of the directors of Parke Bancorp, Inc. who are not Named Executive Officers for the last completed fiscal year (2006).

                                                                                     CHANGE IN
                                                                                 PENSION VALUE AND
                                                                                    NONQUALIFIED
                       FEES EARNED                                NON-EQUITY         DEFERRED
                         OR PAID       STOCK        OPTION      INCENTIVE PLAN      COMPENSATION       ALL OTHER
         NAME            IN CASH       AWARDS     AWARDS(1)      COMPENSATION         EARNINGS      COMPENSATION(2)    TOTAL
 ------------------------------------------------------------------------------------------------------------------------------
 Celestino R. Pennoni       $16,790                $74,122                                                             $90,912
 Thomas Hedenberg            18,130                                                                                     18,130
 Fred G. Choate              11,515                                                                                     11,515
 Daniel J. Dalton             8,415                                                                                      8,415
 Arret F. Dobson              5,450                                                                                      5,450
 Edward Infantolino           6,435                                                                                      6,435
 Anthony J. Jannetti          7,515                                                                                      7,515
 Jeffrey H. Kripitz           7,095                                                                                      7,095
 Richard Phalines            18,905                                                                                     18,905
 Jack C. Sheppard, Jr.       12,890                                                                                     12,890
 Ray H. Tresch               14,185                                                                                     14,185

----------
(1) For assumptions used, see Note 13 of Notes to Consolidated Financial Statements in the 2006 Annual Report to stockholders. The aggregate grant date fair value of each award was $7.41. At December 31, 2006, Directors had the following number of stock option awards outstanding:

 NAME                                                                                                        NUMBER OF OPTIONS
 ----------------------------------------------------------------- ------------------------------------------------------------
 Celestino R. Pennoni                                                                                                   16,900
 Thomas Hedenberg                                                                                                       10,200
 Fred G. Choate                                                                                                         12,000
 Daniel J. Dalton                                                                                                       12,000
 Arret F. Dobson                                                                                                         9,000
 Edward Infantolino                                                                                                      9,000
 Anthony J. Jannetti                                                                                                     9,000
 Jeffrey H. Kripitz                                                                                                      9,000
 Richard Phalines                                                                                                        9,000
 Jack C. Sheppard, Jr.                                                                                                   9,000
 Ray H. Tresch                                                                                                           9,000

All of the options shown above for the Directors of Parke Bancorp are fully vested as of December 31, 2006.

     For the year ended December 31, 2006, the chairman, vice-chairman and each other non-employee director received board fees of $8,000, $4,250 and $2,200, respectively, regardless of attendance. Additionally, fees were paid in connection with attendance of committee meetings for all non-employee directors. For the fiscal year ended December 31, 2006, board fees totaled $127,325. Directors' fees are paid by the Bank; there are no additional fees paid by the Company.

--------------------------------------------------------------------------------
                           RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     In the normal course of its business as a financial institution, the Bank has granted loans to its officers, directors and their affiliates. The terms of these related party loans, including interest rates, collateral and repayment terms, are similar to those prevailing for comparable transactions with other customers and do not involve more than a normal risk of collectability or other unfavorable features. At December 31, 2006, the aggregate outstanding principal balance of all such related party loans was $20,281,284 and all such loans were current and performing in accordance with their terms.

     The Company received in 2006 employee benefits such as medical insurance, life insurance and disability insurance from an insurance agency owned by one of its Board members, Jeffrey H. Kripitz, which amounted to $286,000. Mr. Kripitz has beneficial ownership of 194,866 shares, or 6.78% of the Company's outstanding shares.


--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors of the Company has appointed McGladrey & Pullen, LLP as the Company's independent auditor for the fiscal year ending December 31, 2007, subject to ratification by the Company's shareholders. A representative of McGladrey & Pullen, LLP is expected to be present at the Annual Meeting and available to respond to appropriate questions, and he will have the opportunity to make a statement if he so desires.

     Audit Fees. The aggregate fees billed by McGladrey & Pullen, LLP for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2006 and 2005, were $90,000 and $85,500, respectively.

     Audit Related Fees. The aggregate fees billed by McGladrey & Pullen, LLP for audit and related services and assistance with Registration Statements on Form S-4 and Form S-8 for the years ended December 31, 2006 and 2005, were $0 and $17,028, respectively.

     Tax Fees. The aggregate fees billed by RSM McGladrey, Inc. for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2006 and 2005 were $21,545 and $17,139, respectively.

     All Other Fees. There were no fees billed by McGladrey & Pullen, LLP for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2006 and 2005.

     The Audit Committee has not established pre-approval procedures and instead specifically approves each service prior to the engagement of the auditor for all audit and non-audit services. It is the Audit Committee's policy to pre-approve all audit and non-audit services prior to the engagement of the Company's independent auditor to perform any service. All of the services listed below for 2006 and 2005 were approved by either the Company's or the Bank's Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

     Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the shareholders of the Company at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE 2007 FISCAL YEAR.

--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

     The Audit Committee's main responsibilities include establishing and reviewing the Company's internal controls and operating procedures to ensure compliance by the Company with all applicable laws, regulations, generally accepted accounting standards and customary operating procedures and practices. The Audit Committee also monitors the results of examinations by the Company's independent auditor. During the year ended December 31, 2006, this committee met four times.

     For the fiscal year ended December 31, 2006, the Audit Committee: (i) reviewed and discussed the Company's audited consolidated financial statements with management, (ii) discussed with the Company's independent auditor, McGladrey & Pullen, LLP, all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from McGladrey & Pullen, LLP disclosures regarding McGladrey & Pullen, LLP's independence as required by Independence Standards Board Standard No. 1 and discussed with McGladrey & Pullen, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

                           Audit Committee:
                               Fred G. Choate (Chairman)
                               Daniel J. Dalton
                               Richard Phalines
                               Celestino R. Pennoni


--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be considered for inclusion in the Company's proxy materials for the annual meeting of shareholders to be held in 2008, all shareholder proposals must be received at the executive office of the Company at 601 Delsea Drive, Washington Township, New Jersey 08080 by November 30, 2007. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered for inclusion in the proxy materials.

     Shareholder proposals that are not included in the Company's proxy statement for the 2008 annual meeting will only be considered at such meeting if the shareholder submits notice of the proposal to the Company at the above address by February 24, 2008. Shareholder proposals must meet other applicable criteria as set forth in the bylaws in order to be considered at the 2008 annual meeting.


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 as filed with the Securities and Exchange Commission will be furnished without charge to shareholders as of the Record Date upon written request to the Chief Financial Officer, Parke Bancorp, Inc., 601 Delsea Drive, Washington Township, New Jersey 08080.


                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ David O. Middlebrook

                                 David O. Middlebrook
                                 Corporate Secretary

--------------------------------------------------------------------------------
                               PARKE BANCORP, INC.
                                601 DELSEA DRIVE
                      WASHINGTON TOWNSHIP, NEW JERSEY 08080
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 24, 2007
--------------------------------------------------------------------------------

     The undersigned hereby appoints the Board of Directors of Parke Bancorp, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting"), to be held at The Terra Nova Restaurant, 590 Delsea Drive, Washington Township, New Jersey, on April 24, 2007, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                 FOR      WITHHELD
                                                 ---      --------
1.   The election as director of the
     nominees listed below:                     [  ]       [  ]

     Term to expire in 2008
     Thomas Hedenberg
     Richard Phalines
     Ray H. Tresch

     Term to expire in 2009
     Vito S. Pantilione
     Arret F. Dobson
     Anthony J. Jannetti

     Term to expire in 2010
     Fred G. Choate
     Jeffrey H. Kripitz
     Jack C. Sheppard, Jr.
     Edward Infantolino

                                                 FOR      AGAINST      ABSTAIN
                                                 ---      -------      -------
2.   The  ratification of the appointment
     of McGladrey & Pullen,  LLP as the
     Company's independent auditor for the
     fiscal year ending December 31, 2007.       [  ]      [  ]         [  ]


--------------------------------------------------------------------------------
The Board of Directors recommends a vote "FOR" the above listed nominees and proposal.
--------------------------------------------------------------------------------

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and a Proxy Statement dated March 29, 2007.

                                           [  ]    Check Box if You Plan
Dated:                                             to Attend the Annual Meeting.
      --------------------------------


--------------------------------------      ------------------------------------
PRINT NAME OF SHAREHOLDER                   PRINT NAME OF SHAREHOLDER


--------------------------------------      ------------------------------------
SIGNATURE OF SHAREHOLDER                    SIGNATURE OF SHAREHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------